NYSE Amex: TLR
TSX-V: TBR

September 2011

Timberline Resources

- Gold-Focused Exploration and Development in the Western USA
- Carried-to-Production 50% Interest at Butte Highlands, Montana – Gold Production Targeted for Q1 2012
- Development-Ready Gold Resource with District-Scale "Blue Sky" at South Eureka, Nevada



Butte Highlands Joint Venture, Montana

- 50% carried-to-production interest — fully financed
- Mine development underway and production infrastructure complete
- Gold production targeted for Q1 2012
- Preliminary estimates up to 60,000 ounces of gold annually
- 750,000–760,000 ounces of gold at 0.26–0.28 opt
- Robust project economics expected even at gold prices well below $1,000/ounce
- Prolific gold district has hosted several major gold deposits
- Initial example of Timberline strategy to participate in gold production through creative structures

South Eureka Property, Nevada (See reverse for details)

- 492,000 ounce gold resource at Lookout Mountain Project
- Rapidly moving toward a production decision
- Ongoing, aggressive drill program to expand resource
- 23-square-mile property hosts multiple drill-tested project area
- Excellent metallurgy and upside potential for near-term gold production

Attractive capital structure and excellent liquidity

Experienced management and board with proven record of discovering and developing profitable mines

Capital Structure As of Sept. 1, 2011	Average Price (US$)	Common Shares
Common Shares		61.2 M
Convertible Debt (US$5M)	$1.50	3.3 M
Total Options	$1.01	6.4 M
Total Warrants (expire 2011)	$1.75	1.7 M
Fully Diluted		72.6 M

Market and Financial Information	
Recent Price (US$)	$0.80
Range (US$)	$0.62–$1.40
Average Daily Volume (3 mo.)	250,000
Market Capitalization (US$)	$49 million
Cash and Cash Equivalents (June 30, 2011)	$4.7 million



Paul Dircksen, Chairman, President, CEO

- Over 35 years in exploration and mine development
- Member on seven discoveries/acquisitions leading to production



Randy Hardy, CFO

- Over 20 years in finance and operations
- Experience in precious metals exploration, mining, and manufacturing sectors

101 E. Lakeside
Coeur d'Alene, Idaho USA 83814
www.timberline-resources.com

Phone 208 664-4859
Fax 208 664-4860
info@timberline-resources.com

South Eureka Property - Nevada

- **District-scale land package**
  One of the largest undeveloped gold exploration properties in Nevada
- **Features advanced-stage Lookout Mountain Project**
  Growing resource and excellent metallurgy
- **Pipeline of earlier-stage projects with past production and/or drill-indicated mineralization**
- **Located on south end of Battle Mountain – Eureka Gold Trend**
  Near Barrick's Archimedes Mine
- **Acquired through take-over of Staccato Gold in June 2010**


Archimedes
2.0 M oz Au
N
Eureka, NV
Paroni Pit
Windfall Pit
Rustler Pit
Lookout Pit
18 km (11 mi)


N
White Rock Property
Independence Trend
Wells
Winner
ICBM Property
Battle Mtn
Carlin
Evans Mine Property
Lovelock
Gold Bar
RENO
Fallon
Austin
Archimedes
CARBON CITY
Eureka
Ely
South Eureka Property
Tonopah
Caliente
LAS VEGAS
LEGEND
Gold Trend
Timberline
100 km
60 mi

Lookout Mountain Project

- **NI 43-101 Gold Resource:**
  Measured & Indicated: 286,000 ounces (13,640,000 tons @ .021 opt)
  Inferred: 206,000 ounces (16,420,000 tons @ .012 opt)
- **Most advanced project at South Eureka Property**
- **Positive internal preliminary economic scoping study**
- **Amenable to low-cost, run-of-mine heap leach processing with modest capital expense**
- **In-fill and step-out drilling along strike expected to significantly expand resource**

Exploration Potential

- **Lookout Mountain Project is located on just a portion of one of three distinct structural trends at South Eureka**
- **Potential for a massive increase in property-wide gold resources**
- **Historic gold production exceeding 133,000 ounces of gold from five open-pit operations**
- **Drill-indicated gold from more than 500 drill holes by prior operators**
- **Multiple prospective exploration targets including:**
  Windfall-Hoosac, South Ratto Ridge, Secret Canyon, Hamburg Ridge and New York Canyon
- **Ongoing exploration program to include field work, geochemistry and drilling across several known gold targets**